Exhibit 99

PRESS RELEASE

GE Announces Launch of Debt Tender Offer

GE Announces Tender Offer to Purchase up to $7,000,000,000 Aggregate Purchase Price (U.S. Dollar Equivalent) of the Securities Listed in the Table Below

•	GE plans to form three well-capitalized, investment-grade standalone companies, including GE HealthCare which is prepared to separate the first week of January 2023.
•	GE HealthCare plans to issue debt securities, the proceeds of which are expected to be used to continue to pay down outstanding GE debt over time, including through the tender offer announced today.

BOSTON – November 8, 2022 – GE (NYSE:GE) announces for its own account (including as successor of General Electric Capital Corporation and General Electric Capital Services, Inc.) and on behalf of GE Capital International Funding Company Unlimited Company (formerly GE Capital International Funding Company), GE Capital European Funding Unlimited Company (formerly GE Capital European Funding), GE Capital UK Funding Unlimited Company (formerly GE Capital UK Funding), GE Capital Funding, LLC, and Security Capital Group Incorporated (for its own account and as successor of SUSA Partnership, L.P.) (collectively, the “Subsidiary Issuers”) an offer to purchase for cash (such offer to purchase, the “Tender Offer”) up to $7,000,000,000 (as converted on the basis set forth herein) aggregate purchase price of the securities listed in the table below (such securities, the “Securities”) (excluding the accrued and unpaid interest on such Securities) (the “Total Maximum Amount”) issued by GE or an affiliate (and assumed or guaranteed by GE).

						Fixed Spread Securities			Fixed Price Securities
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (thousands)	Acceptance Priority Level	Early Participation Amount(1)(2)(3)	Reference Treasury Security / Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)(2)	Total Consideration(1)(3)
4.418% Notes due 2035*†	CUSIPs: 36164NFH3 / 36164PFH8 / 36164QNA2 ISINs: US36164NFH35 / US36164PFH82 / US36164QNA21	November 15, 2035	$6,962,918	1	$50	2.750% UST due August 15, 2032	FIT1	135	N/A
6.750% Notes due 2032††	CUSIP: 36962GXZ2 ISIN: US36962GXZ26	March 15, 2032	$2,452,263	2	$50	2.750% UST due August 15, 2032	FIT1	120	N/A
4.550% Notes due 2032†††	CUSIP: 36166NAK9 ISIN: US36166NAK90	May 15, 2032	$750,000	3	$50	2.750% UST due August 15, 2032	FIT1	125	N/A
7.500% Notes due 2035**††††	CUSIP: 36959CAA6 ISIN: US36959CAA62	August 21, 2035	$210,896	4	$50	2.750% UST due August 15, 2032	FIT1	150	N/A
6.150% Notes due 2037††	CUSIP: 36962G3A0 ISIN: US36962G3A02	August 7, 2037	$258,346	5	$50	2.750% UST due August 15, 2032	FIT1	155	N/A
5.875% Notes due 2038††	CUSIP: 36962G3P7 ISIN: US36962G3P70	January 14, 2038	$853,448	6	$50	3.375% UST due August 15, 2042	FIT1	130	N/A
6.875% Notes due 2039††	CUSIP: 36962G4B7 ISIN: US36962G4B75	January 10, 2039	$732,225	7	$50	3.375% UST due August 15, 2042	FIT1	145	N/A
6.025% Notes due 2038***†††††	CUSIP: — ISIN: XS0350890470	March 1, 2038	€484,697	8	€50	March 2038 Interpolated Rate	ICAE1	105	N/A
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						Fixed Spread Securities			Fixed Price Securities
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (thousands)	Acceptance Priority Level	Early Participation Amount(1)(2)(3)	Reference Treasury Security / Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)(2)	Total Consideration(1)(3)
8.000% Notes due 2039***††††††	CUSIP: — ISIN: XS0408304995	January 14, 2039	£80,222	9	£50	UKT 1.125% due January 31, 2039	FIT GLT10-50	225	N/A
7.700% Notes due 2028†††††††	CUSIP: 81413PAG0 ISIN: US81413PAG00	June 15, 2028	$143,379	10	$50	4.125% UST due October 31, 2027	FIT1	115	N/A
4.500% Notes due 2044	CUSIP: 369604BH5 ISIN: US369604BH58	March 11, 2044	$532,813	11	$50	3.375% UST due August 15, 2042	FIT1	125	N/A
7.500% Notes due 2027††††††††	CUSIP: 869049AE6 ISIN: US869049AE62	December 1, 2027	$81,107	12	$50	4.125% UST due October 31, 2027	FIT1	105	N/A
4.350% Notes due 2050	CUSIP: 369604BY8 ISIN: US369604BY81	May 1, 2050	$438,866	13	$50	2.875% UST due May 15, 2052	FIT1	140	N/A
5.625% Notes due 2031****††	CUSIP: — ISIN: XS0154681737	September 16, 2031	£17,564	14	£50	UKT 0.250% due July 31, 2031	FIT GLT0-10	185	N/A
5.375% Notes due 2040*****††	CUSIP: — ISIN: XS0182703743	December 18, 2040	£46,474	15	£50	UKT 4.250% due December 7, 2040	FIT GLT10-50	230	N/A
4.050% Notes due 2027†††	CUSIP: 36166NAH6 ISIN: US36166NAH61	May 15, 2027	$127,996	16	$50	4.125% UST due October 31, 2027	FIT1	100	N/A
4.250% Notes due 2040	CUSIP: 369604BX0 ISIN: US369604BX09	May 1, 2040	$82,635	17	$50	3.375% UST due August 15, 2042	FIT1	125	N/A
4.125% Notes due 2035***††	CUSIP: — ISIN: XS0229567440	September 19, 2035	€750,000	18	€50	September 2035 Interpolated Rate	ICAE1	65	N/A
4.125% Notes due 2042	CUSIP: 369604BF9 ISIN: US369604BF92	October 9, 2042	$249,604	19	$50	3.375% UST due August 15, 2042	FIT1	125	N/A
4.400% Notes due 2030†††	CUSIP: 36166NAJ2 ISIN: US36166NAJ28	May 15, 2030	$94,480	20	$50	2.750% UST due August 15, 2032	FIT1	120	N/A
3.450% Notes due 2025†††	CUSIP: 36166NAG8 ISIN: US36166NAG88	May 15, 2025	$297,434	21	$50	4.250% UST due October 15, 2025	FIT1	65	N/A
3.625% Notes due 2030	CUSIP: 369604BW2 ISIN: US369604BW26	May 1, 2030	$197,655	22	$50	2.750% UST due August 15, 2032	FIT1	120	N/A
3.450% Notes due 2027	CUSIP: 369604BV4 ISIN: US369604BV43	May 1, 2027	$179,937	23	$50	4.125% UST due October 31, 2027	FIT1	100	N/A
4.875% Notes due 2037***††	CUSIP: — ISIN: XS0229561831	September 18, 2037	£231,637	24	£50	UKT 1.750% due September 7, 2037	FIT GLT10-50	205	N/A
Floating Rate Notes due 2036††	CUSIP: 36962GX74 ISIN: US36962GX743	August 15, 2036	$285,787	25	$50	N/A	N/A	N/A	$827.50
Floating Rate Notes due 2026††	CUSIP: 36962GW75 ISIN: US36962GW752	May 5, 2026	$901,687	26	$50	N/A	N/A	N/A	$966.25
3.373% Notes due 2025**†	CUSIPs: 36164NFG5 / 36164PFG0 / 36164Q6M5 ISINs: US36164NFG51 / US36164PFG00 / US36164Q6M56	November 15, 2025	$321,939	27	$50	4.250% UST due October 15, 2025	FIT1	65	N/A
5.550% Notes due 2026††	CUSIP: 36962GT95 ISIN: US36962GT956	January 5, 2026	$35,589	28	$50	4.125% UST due October 31, 2027	FIT1	95	N/A
5.250% Notes due 2028*****††	CUSIP: — ISIN: XS0096298822	December 7, 2028	£91,919	29	£50	UKT 1.625% due October 22, 2028	FIT GLT0-10	190	N/A
3.650% Notes due 2032***†††††	CUSIP: — ISIN: XS0816246077	August 23, 2032	€290,000	30	€50	August 2032 Interpolated Rate	ICAE1	75	N/A
5.875% Notes due 2033***††††††	CUSIP: — ISIN: XS0340495216	January 18, 2033	£650,000	31	£50	UKT 0.875% due July 31, 2033	FIT GLT10-50	165	N/A
2.125% Notes due 2037*††	CUSIP: — ISIN: XS1612543394	May 17, 2037	€560,230	32	€50	May 2037 Interpolated Rate	ICAE1	70	N/A
6.250% Notes due 2038***††††††	CUSIP: — ISIN: XS0361336356	May 5, 2038	£52,302	33	£50	UKT 4.750% due December 7, 2038	FIT GLT10-50	220	N/A
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						Fixed Spread Securities			Fixed Price Securities
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (thousands)	Acceptance Priority Level	Early Participation Amount(1)(2)(3)	Reference Treasury Security / Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)(2)	Total Consideration(1)(3)
1.875% Notes due 2027*	CUSIP: — ISIN: XS1238902057	May 28, 2027	€466,901	34	€50	May 2027 Interpolated Rate	ICAE1	30	N/A
1.500% Notes due 2029*	CUSIP: — ISIN: XS1612543121	May 17, 2029	€969,116	35	€50	May 2029 Interpolated Rate	ICAE1	35	N/A
Floating Rate Notes due 2029******†††††	CUSIP: — ISIN: XS0223460592	June 29, 2029	€104,411	36	€50	N/A	N/A	N/A	€977.50
0.875% Notes due 2025*	CUSIP: — ISIN: XS1612542826	May 17, 2025	€772,822	37	€50	May 2025 Interpolated Rate	ICAE1	0	N/A
4.625% Notes due 2027***†††††	CUSIP: — ISIN: XS0288429532	February 22, 2027	€279,800	38	€50	February 2027 Interpolated Rate	ICAE1	25	N/A

*	Admitted to trading on the Regulated Market of Euronext Dublin.
**	Listed on the New York Stock Exchange.
***	Admitted to trading on the Regulated Market of the London Stock Exchange.
****	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange.
*****	Admitted to trading on the Regulated Market of the London Stock Exchange and the Luxembourg Stock Exchange.
******	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange and Euronext Dublin.
†	Issued by GE Capital International Funding Company Unlimited Company (formerly GE Capital International Funding Company).
††	Originally issued by General Electric Capital Corporation.
†††	Issued by GE Capital Funding, LLC.
††††	Originally issued by General Electric Capital Services, Inc.
†††††	Issued by GE Capital European Funding Unlimited Company (formerly GE Capital European Funding).
††††††	Issued by GE Capital UK Funding Unlimited Company (formerly GE Capital UK Funding).
†††††††	Issued by Security Capital Group Incorporated.
††††††††	Issued by Security Capital Group Incorporated (as successor to SUSA Partnership, L.P.).
(1)	Per $1,000, £1,000 or €1,000 principal amount.
(2)	The Total Consideration payable for each series of Fixed Spread Securities will be at a price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Spread Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by GE, which is calculated using the applicable Fixed Spread, and when calculated in such a manner already includes the applicable Early Participation Amount. In addition, Holders whose Securities are accepted for purchase will also receive any Accrued Interest (as defined below) on such Securities. Holders of Securities that are validly tendered after the Early Participation Date and at or before the Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Securities.
(3)	The Total Consideration payable for each series of Fixed Price Securities will be at a fixed price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Price Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by GE, as set forth above. In addition, Holders whose Securities are accepted for purchase will also receive any Accrued Interest on such Securities. Holders of Securities that are validly tendered after the Early Participation Date and at or before the Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Securities.

The Tender Offer is made upon the terms and subject to the conditions set forth in the offer to purchase, dated November 8, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

Copies of the Offer to Purchase are available from the Information and Tender Agent as set out below. All documentation relating to the Offer to Purchase, together with any updates will be available via the Offer Website: www.dfking.com/ge.

Timetable for the Tender Offer

Event	Date
Commencement of the Tender Offer	November 8, 2022
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Event	Date
Early Participation Date	5:00 p.m., New York City time, on November 22, 2022, unless extended by GE in its sole and absolute discretion.
Withdrawal Date	5:00 p.m., New York City time, on November 22, 2022, unless extended by GE in its sole and absolute discretion.
Reference Yield Determination Date	10:00 a.m., New York City time, on November 23, 2022, unless extended by GE in its sole and absolute discretion.
Early Payment Date	The Early Payment Date may occur, at GE’s sole and absolute discretion, following the Early Participation Date and prior to the Final Payment Date.
Expiration Date	11:59 p.m., New York City time, on December 7, 2022, unless extended by GE or earlier terminated by GE, in each case, in its sole and absolute discretion.
Final Payment Date	The Final Payment Date will be promptly following the Expiration Date and is expected to be on or about December 8, 2022.

Purpose of the Tender Offer

The purpose of the Tender Offer is to purchase certain outstanding debt issued by GE or an affiliate (and assumed or guaranteed by GE) and to reduce GE’s leverage consistent with its previously announced plans. Securities that are accepted in the Tender Offer will be purchased, retired and cancelled and will no longer remain outstanding obligations of GE or any affiliate of GE.

Details of the Tender Offer

The Tender Offer will expire at 11:59 p.m., New York City time, on December 7, 2022, unless extended or earlier terminated by GE in its sole and absolute discretion (such date and time, as the same may be extended, the “Expiration Date”). Securities tendered may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on November 22, 2022, unless extended by GE in its sole and absolute discretion (such date and time, as the same may be extended, the “Withdrawal Date”), but not thereafter.

Securities validly tendered and not validly withdrawn pursuant to the Tender Offer and accepted for purchase by GE will be accepted for purchase based on the acceptance priority levels set forth in the table above (the “Acceptance Priority Levels”), subject to the limitation that the maximum aggregate purchase price to be paid for the Securities in the Tender Offer (excluding the accrued and unpaid interest on the Securities) will not exceed the Total Maximum Amount, and may be subject to proration, all as more fully described herein and in the Offer to Purchase.

A separate instruction must be submitted for each beneficial owner of Securities due to possible proration.

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Holders (the “Holders”) of Securities that are validly tendered at or before 5:00 p.m., New York City time, on November 22, 2022, unless extended by GE (such date and time, as the same may be extended, the “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase will receive the applicable Total Consideration (as defined below) for their Securities, which includes the applicable early participation amount for the applicable series of Securities set forth in the table above (the applicable “Early Participation Amount”), together with any accrued and unpaid interest on the Securities from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, the applicable Payment Date (“Accrued Interest”). Subject to the terms and conditions described in herein and in the Offer to Purchase, including the Total Maximum Amount, the Acceptance Priority Levels and the proration procedures, Holders of Securities that are validly tendered after the Early Participation Date and at or before the Expiration Date and are accepted for purchase will receive only the applicable “Late Tender Offer Consideration,” which consists of the applicable Total Consideration minus the applicable Early Participation Amount, for each $1,000, £1,000 or €1,000 principal amount of such tendered Securities, plus any Accrued Interest. The applicable Total Consideration and the Late Tender Offer Consideration will be payable in cash.

The Tender Offer is subject to certain conditions, including the Financing Condition. Subject to GE’s right to terminate the Tender Offer, and subject to the Total Maximum Amount, the Acceptance Priority Levels and proration, GE will purchase the Securities that have been validly tendered (and not subsequently validly withdrawn) at or before the Expiration Date, subject to all conditions to the Tender Offer having been satisfied or waived by GE promptly following the Expiration Date (the date of such purchase, which is expected to be the first business day following the Expiration Date, the “Final Payment Date”). GE reserves the right, but is not obligated, in its sole and absolute discretion, to purchase the Securities that have been validly tendered (and not subsequently validly withdrawn) at or before the Early Participation Date or following the Early Participation Date but prior to the Expiration Date, subject to all conditions to the Tender Offer having been satisfied or waived by GE (the date of such purchase, the “Early Payment Date” and together with the Final Payment Date, each a “Payment Date”).

The Securities accepted for purchase will be accepted in accordance with their Acceptance Priority Levels (with 1 being the highest Acceptance Priority Level and 38 being the lowest Acceptance Priority Level), subject to the limitation that the overall aggregate purchase price to be paid for the Securities in the Tender Offer (excluding the accrued and unpaid interest on the Securities) will not exceed the Total Maximum Amount.

Securities validly tendered and not validly withdrawn on or before the Early Participation Date having a higher Acceptance Priority Level will be accepted before any Securities validly tendered and not validly withdrawn on or before the Early Participation Date having a lower Acceptance Priority Level are accepted in the Tender Offer, and all Securities validly tendered after the Early Participation Date having a higher Acceptance Priority Level will be accepted before any Securities tendered after the Early Participation Date having a lower Acceptance Priority Level are accepted in the Tender Offer, in each case subject to the Total Maximum Amount. Securities validly tendered and not validly withdrawn on or before the Early Participation Date will be accepted for purchase in priority to other Securities tendered after the Early Participation Date, even if such Securities tendered after the Early Participation Date have a higher Acceptance Priority Level than Securities tendered on or before the Early Participation Date. Furthermore, if the amount of Securities validly tendered and not validly withdrawn prior to or at the Early Participation Date exceeds the Total Maximum Amount, Holders who validly tender Securities in the Tender Offer after the Early Participation Date will not have any of their

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Securities accepted for purchase regardless of the Acceptance Priority Level of such Securities unless GE increases the Total Maximum Amount.

GE reserves the right, in its sole and absolute discretion and in accordance with applicable law, to waive or modify any one or more of the conditions to the Tender Offer in whole or in part at any time on or prior to the date that any Securities are first accepted for purchase or to (i) increase the Total Maximum Amount or (ii) decrease the Total Maximum Amount. Any such increase or decrease may be made on the basis of Securities validly tendered through the Early Participation Date and promptly announced on the business day immediately following the Early Participation Date. Any such increase or decrease may be made without extending the Withdrawal Date or otherwise reinstating withdrawal rights, except as required by applicable law.

If GE exercises its right, in its sole and absolute discretion, to purchase the Securities on an Early Payment Date and, on such Early Payment Date, or on the Final Payment Date, if there are sufficient remaining funds to purchase some, but not all, of the remaining tendered Securities in any Acceptance Priority Level without exceeding the Total Maximum Amount, GE will accept for payment such tendered Securities on a prorated basis, with the proration factor for such Acceptance Priority Level depending on the aggregate principal amount (converted into U.S. Dollars where applicable as described above) of Securities of such Acceptance Priority Level validly tendered.

The “Total Consideration” payable for each series of Fixed Spread Securities will be a price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Spread Securities validly tendered pursuant to the Tender Offer on or prior to the Early Participation Date, and accepted for purchase by us (subject to the Acceptance Priority Levels, the Total Maximum Amount and proration, if any), equal to an amount in the currency in which the applicable Securities are denominated, calculated in accordance with Schedule C-1, C-2 or C-3 to the Offer to Purchase, as applicable, that would reflect, as of the Early Payment Date or, to the extent GE does not exercise its right to purchase the Securities on such Early Payment Date, as of the Final Payment Date: (i) for each series of Fixed Spread Dollar Securities and Fixed Spread Sterling Securities, a yield to the applicable maturity date of such series of Securities equal to the sum (such sum being annualized in the case of the Fixed Spread Sterling Securities) of (a) the Reference Yield (as defined below) of the applicable Reference Security, determined at 10:00 a.m., New York City time, on the first business day following the Early Participation Date (the “Reference Yield Determination Date”), plus (b) the fixed spread applicable to such series, as set forth in the table above (the “Fixed Spread”); and, (ii) for each series of Fixed Spread Euro Securities, a yield to the applicable maturity date of such series of Securities equal to the sum of (a) the Reference Yield (corresponding to the applicable Interpolated Rate as set forth in the table above) determined at the Reference Yield Determination Date, plus (b) the applicable Fixed Spread for such series of Securities; in each case, minus accrued and unpaid interest on such Securities from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, such Payment Date. The applicable Total Consideration includes the Early Participation Amount for the applicable series of Fixed Spread Securities set forth in the table above.

The “Total Consideration” payable for each series of Fixed Price Securities will be a price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Price Securities listed in the table above.

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The applicable Total Consideration includes the applicable Early Participation Amount for the applicable series of Fixed Price Securities.

For further details on the procedures for tendering the Securities, please refer to the Offer to Purchase, including the procedures set out under the heading “The Tender Offer—Procedures for Tendering Securities” of the Offer to Purchase.

GE has retained BofA Securities, Merrill Lynch International and Morgan Stanley & Co. LLC to act as the Global Coordinators and along with BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Goldman Sachs International to act as the Lead Dealer Managers, Deutsche Bank Securities Inc., Deutsche Bank AG, London Branch, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., and SMBC Nikko Securities America, Inc. to act as the Senior Co-Dealer Managers, and Blaylock Van, LLC and Mischler Financial Group, Inc. to act as the Co-Dealer Managers in connection with the Tender Offer (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Tender Offer should be directed to BofA Securities at +1 (888) 292-0070 (toll free) or +1 (980) 683-3215 (collect), to Merrill Lynch International at +44 20 7996 5420 (collect), to Morgan Stanley & Co. LLC at +1 (800) 624-1808 (toll free), +1 (212) 761-1057 (collect).

D.F. King has been appointed the information and tender agent with respect to the Tender Offer (the “Information and Tender Agent”). The Offer to Purchase can be accessed at the Tender Offer website: http://www.dfking.com/ge. Questions or requests for assistance in connection with the tendering procedures for the Securities in the Tender Offer or for additional copies of the Offer to Purchase may be directed to the Information and Tender Agent at +1 (800) 714-3312 (toll free), +1 (212) 269-5550 (collect), +44 20 7920 9700 (London) or via e-mail at ge@dfking.com. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offer.

GE reserves the right, in its sole discretion, not to purchase any Securities or to extend, re-open, withdraw or terminate the Tender Offer and to amend or waive any of the terms and conditions of the Tender Offer in any manner, subject to applicable laws and regulations.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Tender Offer.

Holders are advised to check with any custodian or nominee, or other intermediary through which they hold Securities, whether such entity would require the receipt of instructions to participate in, or notice of a revocation of their instruction to participate in, the Tender Offer before the deadlines specified above. The deadlines set by any custodian or nominee, or by the relevant Clearing System, for the submission and revocation of valid electronic tender and blocking instructions, in the form required by the relevant Clearing System, may be earlier than the relevant deadlines specified above.

Unless stated otherwise, announcements in connection with the Tender Offer will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are

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delivered to the Clearing Systems and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offer. In addition, all documentation relating to the Tender Offer, together with any updates, will be available via the Offer Website: http://www.dfking.com/ge.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offer. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offer. None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Securities in the Tender Offer.

None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Securities or the Tender Offer contained in this announcement or in the Offer to Purchase. None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offer, and accordingly none of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or the Securities which is material in the context of the Tender Offer and which is not otherwise publicly available.

General

This announcement is for informational purposes only. The Tender Offer is being made solely pursuant to the Offer to Purchase. Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Securities, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offer to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offer shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to GE, any subsidiary of GE or the Securities in any jurisdiction where action for that purpose is required. Accordingly, none of this announcement, the Offer to Purchase or any other offering material or advertisements in connection with the Tender Offer may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

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The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by GE, the Subsidiary Issuers, the Dealer Managers and the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

This announcement does not constitute an offer of securities to the public in any Member State of the European Economic Area (a “Relevant State”). In any Relevant State, this communication is only addressed to and is only directed at qualified investors within the meaning of Article 2(e) of the Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant State. This announcement and information contained herein must not be acted on or relied upon by persons who are not qualified investors within the meaning of Article 2(e) of the Prospectus Regulation.

In the United Kingdom, this communication is only addressed to and is only directed at qualified investors within the meaning of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, who are also: (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)); or (ii) high net worth entities, and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The Securities are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Securities will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Each Holder participating in the Tender Offer will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Securities pursuant to the Tender Offer from a Holder that is unable to make these representations will not be accepted. Each of GE, the Subsidiary Issuers, the Dealer Managers and the Information and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Securities pursuant to the Tender Offer, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements – that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, including (1) the expected timing, size or other terms of the Tender Offer and GE’s ability to complete the Tender Offer; (2) our success in executing and completing asset dispositions or other transactions, including our planned spin-offs of GE HealthCare and our portfolio of energy businesses that are planned to be combined as GE Vernova (Renewable Energy, Power, Digital and Energy Financial Services), and sales

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of our equity interests in Baker Hughes Company (Baker Hughes) and AerCap Holdings N.V. (AerCap) and our expected equity interest in GE HealthCare after its spin-off, the timing of closing for such transactions, the ability to satisfy closing conditions, and the expected proceeds, consideration and benefits to GE; (3) changes in macroeconomic and market conditions and market volatility, including impacts related to the COVID-19 pandemic, risk of recession, inflation, supply chain constraints or disruptions, rising interest rates, the value of securities and other financial assets (including our equity ownership positions in Baker Hughes and AerCap, and expected equity interest in GE HealthCare after its spin-off), oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on our business operations, financial results and financial position and (4) our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the capital structures of the three public companies that we plan to form from our businesses, the timing and amount of dividends, share repurchases, organic investments, and other priorities, see https://www.ge.com/investor-relations/important-forward-looking-statement-information, as well as our SEC filings. We do not undertake to update our forward-looking statements.

About GE

GE (NYSE:GE) rises to the challenge of building a world that works. For more than 130 years, GE has invented the future of industry, and today the company’s dedicated team, leading technology, and global reach and capabilities help the world work more efficiently, reliably, and safely. GE’s people are diverse and dedicated, operating with the highest level of integrity and focus to fulfill GE’s mission and deliver for its customers.

GE Investor Contact

Steve Winoker, 617.443.3400

swinoker@ge.com

GE Media Contact

Whitney Mercer, 857.303.3079

whitney.mercer@ge.com

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